 TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN
                              READY FOR DELIVERY

                                                                     EXHIBIT 4.2

COMMON STOCK

   NUMBER                                                          SHARES
[_IFC______]                                                     [_________]

                           ICON FITNESS CORPORATION,
THIS CERTIFICATE IS                                            CUSIP 451039 101
  TRANSFERABLE IN                 LOGAN, UTAH
   BOSTON, MA OR                                               SEE REVERSE FOR
    NEW YORK, NY                                             CERTAIN DEFINITIONS

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


         ------------------------------------------------------------

           THIS CERTIFIES THAT






           is the owner of

         ------------------------------------------------------------

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                 ONE-CENT ($.01) EACH, OF THE COMMON STOCK OF

                 ----------                        ----------
                 ----------ICON FITNESS CORPORATION----------
                 ----------                        ----------
         transferable on the books of the Corporation as the office of its Transfer Agent by the holder hereof in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate and the shares represented hereby are


                             CERTIFICATE OF STOCK

         issued and shall be held subject to all of the laws of the State of Delaware and the Certificate of Incorporation and the Bylaws of the Corporation each as amended from time to time pursuant to the provisions thereof.
                This Certificate is not valid until countersigned by the
                 Transfer Agent and registered by the Registrar.
                WITNESS the facsimile seal of the Corporation and the
                 facsimile signatures of its duly authorized officers.

        Dated:

               [ICON FITNESS CORPORATION INSIGNIA APPEARS HERE]

           /s/ S. Fred Bech                     /s/ Gary E. Stevenson

                        TREASURER                               PRESIDENT


                        COUNTERSIGNED AND REGISTERED:
                                         First Chicago Trust Company of New York
                                                                TRANSFER AGENT
                        BY                                      AND REGISTRAR.

                                        [SIGNATURE APPEARS HERE]

                                                            AUTHORIZED SIGNATURE

                           ICON FITNESS CORPORATION

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS,DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                    UNIF GIFT MIN ACT --        Custodian
     TEN ENT -- as tenants by the entireties                                --------         --------
     JT TEN  -- as joint tenants with right of                               (Cust)           (Minor)
                survivorship and not as                                     under Uniform Gifts to Minors
                tenants in common                                           Act
                                                                               ---------------------------
                                                                                        (        )
                   Additional abbreviations may also be used though not in the above list.

          For value received,                      hereby sell, assign and
transfer unto                ----------------------


  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
- -------------------------------------------

- -------------------------------------------


- --------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                                                         shares
- -------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
- -----------------------------------------------------------------------
to transfer the said shares of Common Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      --------------------------


                            ---------------------------------------------------
                   Notice: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

- ---------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17AG-15.